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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - December 13, 2004
                                                         -----------------

                                 USN CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                    33-42701                    84-1186026
         --------                    --------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                5215 North O'Connor, Suite 200, Irving, TX 76039
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code - (972) 686-9102

       2121 Avenue of the Stars, Suite 2910, Los Angeles, California 90067
       -------------------------------------------------------------------
                 (Former address of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-13 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                 USN Corporation

                                    Form 8-K

                                Table of Contents

Item 2.01         Completion of Acquisition or Disposition of Assets      Page 3

Item 5.03         Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year                                   Page 3

Item 9.01         Financial Statements and Exhibits                       Page 3



                                       2
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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on December 13, 2004, USN Corporation (F/K/A Premier Concepts, Inc) (the "Company"), as a part of the plan of reorganization approved by the Bankruptcy Court for the Central District of California, Los Angeles, California, acquired USN Television Group, Inc., a Delaware corporation, ("USN").

On December 23, 2004, the Company filed a current report on Form 8-K disclosing the completion of the acquisition, but pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, omitted the financial statements of the business acquired and the pro forma financial information as it was permitted to do because audited financial statements of USN were not available at the time of the acquisition.

This Amendment No. 1 to the current report on Form 8-K filed December 23, 2004, is being filed to include these previously omitted financial statements and related pro forma financial information.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

Prior to its acquisition by the Company, USN changed its fiscal year end from December 31 to March 31. Effective December 13, 2004, the Company's Board of Directors elected to change the Company's fiscal year-end from December to June to correspond with the fiscal year end of USN. Since the Company is changing its year end to that of USN, its accounting acquirer, a transition report on Form 10-QSB or Form 10-KSB is not required. A Form 10-QSB for the quarter ended December 31, 2004 will be filed.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

The following financial statements are filed with this report as Exhibit 99.2 hereto:

USN Television Group, Inc. - Historical Financial Information - Audited

     (i)   Independent Auditor's Report
     (ii)  Balance Sheet as of December 31, 2003
     (iii) Statement of Operations and Accumulated Deficit for the period from inception (April 25, 2003) through December 31, 2003
     (iv) Statement of Cash Flows for the period from inception (April 25, 2003) through December 31, 2003
     (v)   Notes to Financial Statements


                                       3
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The following financial statements are filed with this report as Exhibit 99.2 hereto:

USN Television Group, Inc. - Historical Financial Information - Audited

      (i)   Independent Auditor's Report
      (ii)  Balance Sheet as of January 31, 2004
      (iii) Statement of Operations and Accumulated Deficit for the month ended January 31, 2004
      (iv)  Statement of Cash Flows for the month ended January 31, 2004
      (v)   Notes to Financial Statements


(b)      Pro Forma Financial Information

The following pro forma financial information is filed with this Report as
Exhibit 99.4 hereto:

      (i) Unaudited Pro Forma Condensed Consolidated Financial Statements Basis of Presentation
      (ii)  Unaudited Pro Forma Condensed Balance Sheet as of October 31, 2004
      (iii) Unaudited Pro Forma Condensed Statement of Operations for the nine months ended October 31, 2004
      (iv) Unaudited Pro Forma Condensed Statement of Operations for the year ended January 31, 2004
      (v)   Notes to Unaudited Pro Forma Condensed Consolidated Financial
            Statements


(c)      Exhibits

    Exhibit No.           Document
    -----------           --------

       2.1*               Plan of Reorganization of USN Corporation
      23.1**              Consent of Frankel, Lodgen, Lacher, Golditch, Sardi &
                            Howard LLP
      99.1*               The Company's November 2004 report filed with the
                            office of the United States Trustee
      99.2**              USN Television Group, Inc Audited Historical Financial
                            Information from Inception (April 25, 2003) through December 31, 2003
      99.3**              USN Television Group, Inc Audited Historical Financial
                            Information as of and for the one month period ended January 31, 2004
      99.4**              USN Corporation Pro Forma Financial Information

----------------
* Filed as an exhibit to the registrant's December 23, 2004 Current Report on Form 8-K
**       Filed herewith


                                       4
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USN Corporation


April 20, 2005                            By:    /s/ Terry Washburn
                                                 -------------------------------
                                          Name:  Terry Washburn
                                          Title: Chief Executive Officer



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                                INDEX TO EXHIBITS


    Exhibit No.           Document
    -----------           --------

       2.1*               Plan of Reorganization of USN Corporation
      23.1**              Consent of Frankel, Lodgen, Lacher, Golditch, Sardi &
                            Howard LLP
      99.1*               The Company's November 2004 report filed with the
                            office of the United States Trustee
      99.2**              USN Television Group, Inc Audited Historical Financial
                            Information from Inception (April 25, 2003) through December 31, 2003
      99.3**              USN Television Group, Inc Audited Historical Financial
                            Information as of and for the one month period ended January 31, 2004
      99.4**              USN Corporation Pro Forma Financial Information

--------------------
* Filed as an exhibit to the registrant's December 23, 2004 Current Report on Form 8-K
**       Filed herewith